UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

EMBARCADERO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30293	68-0310015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 California Street, Suite 1200, San Francisco, California 94111

(Address of principal executive offices, with zip code)

(415) 834-3131

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In a press release dated April 25, 2005, a copy of which is attached hereto as Exhibit 99.1, Embarcadero Technologies, Inc., announced that it has received a notification of additional delinquency with respect to the untimely filing of its Annual Report on Form 10-K for the year ended December 31, 2004.

Nasdaq notified Embarcadero on April 19, 2005 that its securities are subject to delisting from the Nasdaq National Market due to a violation of Nasdaq Marketplace Rule 4310(c)(14), which requires the timely filing of all required reports with the Securities and Exchange Commission. Although Embarcadero filed its Annual Report on Form 10-K on April 7, 2005, the Annual Report did not include the management report and auditor attestation report regarding internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. Since Embarcadero did not file its Annual Report in a timely manner, it was not eligible to take advantage of the 45-day extension granted by the Securities and Exchange Commission for the filing of such reports.

On April 25, 2005, subsequent to receipt of the Nasdaq notification letter, Embarcadero filed an amended Annual Report on Form 10-K/A, which included the required management report and auditor attestation report regarding internal control over financial reporting. Embarcadero has notified Nasdaq of this filing.

The Nasdaq notification letter invited Embarcadero to make a written submission with respect to the issue. Embarcadero plans to do this by the required deadline of April 26, 2005. Following receipt of this written submission, the Nasdaq Listing Qualifications Panel will consider whether to allow the continued listing of Embarcadero’s securities on The Nasdaq National Market.

Until Nasdaq completes its review of Embarcadero’s filings and is satisfied that Embarcadero is in compliance with all of Nasdaq’s continued listing requirements, Embarcadero will continue to trade under the symbol EMBTE.

On April 25, 2005, Embarcadero issued a press release disclosing receipt of the Staff Determination letter from Nasdaq. A copy of this press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit	99.1 Press release dated April 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBARCADERO TECHNOLOGIES, INC.

Date: April 25, 2005	By:	/s/ Raj P. Sabhlok
Raj P. Sabhlok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release dated April 25, 2005.